SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_|  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               NS&L Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

                               NS&L Bancorp, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A
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(2)  Aggregate number of securities to which transactions applies:

     N/A
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11:

     N/A
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(4)  Proposed maximum aggregate value of transaction:

     N/A
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     N/A
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(2)  Form, schedule or registration statement no.:

     N/A
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(3)  Filing party:

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(4)  Date filed:

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

                                          December 15, 2000



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of NS&L Bancorp, Inc. The meeting will be held at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri on Wednesday, January 17, 2001 at 3:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ C.R. Butler

                                          C.R. Butler
                                          President and Chief Executive Officer

                               NS&L Bancorp, Inc.
                              111 East Main Street
                             Neosho, Missouri 64850
                                 (417) 451-0429

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


         The annual meeting of stockholders of NS&L Bancorp, Inc. ("Company") will be held at the branch office of Neosho Savings and Loan Association, F.A., 713 S. Neosho Boulevard, Neosho, Missouri, on Wednesday, January 17, 2001, at 3:00 p.m., local time, for the following purposes:

         1.       To elect two directors of the Company;

         2. To ratify the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2001; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on December 1, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Dorothy A. LaDue

                                             Dorothy A. LaDue
                                             Secretary

Neosho, Missouri
December 15, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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                                 PROXY STATEMENT
                                       OF
                               NS&L BANCORP, INC.

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                         ANNUAL MEETING OF STOCKHOLDERS
                                January 17, 2001

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         This proxy statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of NS&L Bancorp, Inc. ("NS&L Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Neosho Savings and Loan Association, F.A. ("Neosho Savings"). The annual meeting will be held at the branch office of Neosho Savings, 713 S. Neosho Boulevard, Neosho, Missouri on Wednesday, January 17, 2001, at 3:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 15, 2000.

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                           VOTING AND PROXY PROCEDURE

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Who Can Vote at the Meeting

         You are entitled to vote your NS&L Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on December 1, 2000. As of the close of business on that date, a total of 661,882 shares of NS&L Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of NS&L Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of NS&L Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of NS&L Bancorp for the purpose of requesting that you allow your shares of NS&L Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of NS&L Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of Kirkpatrick, Phillips & Miller, CPAs, P.C. as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your NS&L Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your NS&L Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in Neosho Savings' ESOP

         If you participate in the Neosho Savings and Loan Association, F.A. Employee Stock Ownership Plan, the proxy card represents a voting instruction to the trustees. Each participant in the ESOP may direct the trustees as to the manner in which shares of NS&L Bancorp common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

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                                 STOCK OWNERSHIP

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         The following  table  provides  information as of December 1, 2000 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                 Percent of
                                                 Number of      Common Stock
Name and Address                                Shares Owned    Outstanding
------------------                              ------------    ------------

Neosho Savings and Loan Association, F.A.        81,929(1)          12.4%
Employee Stock Ownership Plan
111 East Main Street
Neosho, Missouri 64850

C. R. Butler                                     41,466(2)           6.1
111 East Main Street
Neosho, Missouri  64850

Jon C. Genisio                                   35,992(3)           5.4
c/o Jon's Pharmacy
219 South Washington
Neosho, Missouri  64850

------------------
(1) Includes 38,545 shares that have not been allocated to participants' accounts and 43,384 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. The trustees of the ESOP are George
     A. Henry, Jon C. Genisio and Ralph J. Haas, all of whom are directors of the Company.

(2) Includes 8,466 shares held under the ESOP, as to which Mr. Butler has voting power but not investment power, 19,200 shares that may be acquired within 60 days of December 1, 2000 through the exercise of stock options and 1,560 shares of restricted shares of common stock awarded under the Company's Management Recognition and Development Plan whose restrictions will lapse within 60 days of December 1, 2000.

(3) Includes 2,400 shares held by a corporation controlled by Mr. Genisio, 7,800 shares held by a revocable trust for which Mr. Genisio serves as trustee, 5,040 shares owned by Mr. Genisio's spouse, 5,138 shares that may be acquired within 60 days of December 1, 2000 through the exercise of stock options and 411 shares of restricted shares of common stock awarded under the Company's Management Recognition and Development Plan whose restrictions will lapse within 60 days of December 1, 2000.

         The following table provides information about the shares of NS&L Bancorp common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of December 1, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                      Number of Shares
                                              Number of             That May Be Acquired         Percent of
                                             Shares Owned            Within 60 Days By          Common Stock
Name                                     (Excluding Options)       Exercising Options(1)        Outstanding
-------------------------------------   ----------------------    ------------------------   ------------------
C.R. Butler                                     20,706(2)                  20,760                    6.1%

Ralph J. Haas                                      7,643                    5,549                    2.0

Robert J. Johnson                                  7,643                    5,549                    2.0

George A. Henry                                 20,843(3)                   5,549                    4.0

Jon C. Genisio                                  30,443(4)                   5,549                    5.4

John D. Mills                                   10,703(5)                   5,549                    2.4

Larry Neff                                      22,952(6)                     ---                    3.5

All directors and executive                    140,918                     71,257                   28.9%
  officers as a group (10 persons)

-----------------
(1) The amounts shown also include the following amounts of restricted shares of common stock awarded under the Company's Management Recognition and Development Plan whose restrictions will lapse within 60 days of December 1, 2000: Mr. Butler, 1,560; Mr. Haas, 411; Mr. Johnson, 411; Mr. Henry, 411; Mr. Genisio, 411; Mr. Mills, 411.
(2) Includes 8,466 shares held under the ESOP, as to which Mr. Butler has voting power but not investment power.
(3)  Held by revocable trust for which Mr. Henry serves as trustee.
(4) Includes 2,400 shares held by a corporation controlled by Mr. Genisio, 7,800 shares held by a revocable trust for which Mr. Genisio serves as trustee and 5,040 shares owned by Mr. Genisio's spouse.
(5) Includes 10,112 shares held by trusts for which Mr. Mills serves as trustee.
(6) Includes 5,080 shares held by a corporation controlled by Mr. Neff and 2,264 shares owned by Mr. Neff's spouse.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

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         The Company's Board of Directors consists of seven members. Six of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Robert J. Johnson and George A. Henry, both of whom are currently directors of the Company and Neosho Savings.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.

Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees for election at the annual meeting, as well as information regarding the directors whose terms expire in 2002 and 2003 is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2000. The indicated period for service as a director includes service as a director of Neosho Savings.

                       Nominees for Election as Directors

         The directors standing for election are:

         Robert J. Johnson. Mr. Johnson is a retired insurance agent. Age 70. Director since 1995.

         George A. Henry. Mr. Henry is a retired Newton County Circuit Court Judge. Age 77. Director since 1964.

                         Directors Continuing in Office

         The following directors have terms ending in 2002:

         Jon C. Genisio. Mr. Genisio is the owner/operator of Jon's Pharmacy, Inc. in Neosho, Missouri. Age 58. Director since 1976.

         John D. Mills. Mr. Mills is the President of Mills Park Centre Furniture & Appliance, a retail furniture and appliance dealership in Neosho, Missouri. Age 50. Director since 1982.

         The following directors have terms ending in 2003:

         C. R. Butler. Mr. Butler is the President and Chief Executive Officer of the Company and Neosho Savings. Age 53. Director since 1982.

         Ralph J. Haas. Mr. Haas is President of Haas Warehousing, Inc. in Neosho, Missouri. Age 55. Director since 1990.

         Larry Neff. Mr. Neff is the President of Red Carpet Enterprises, Inc., a real estate construction, development, management firm. Age 60. Director since 2000.

Meetings and Committees of the Board of Directors

         The Boards of Directors of the Company and Neosho Savings conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held eight meetings and the Board of Directors of Neosho Savings held thirteen meetings. No director of the Company or Neosho Savings attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

         The Executive Committee of the Board of Directors, consisting of Directors Butler, Genisio and Henry, meets as necessary between meetings of the full Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee met two times during the fiscal year ended September 30, 2000.

         The Board of Directors of the Company has an Audit/Budget Committee, consisting of Directors Haas, Genisio and Mills, which is responsible for developing and monitoring the Company's audit program. The Board selects the Company's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Board also receives and reviews the reports and findings and other information presented to them by Neosho Savings' officers regarding financial reporting policies and practices. The Audit/Budget Committee met one time during the fiscal year ended September 30, 2000.

         Neosho Savings also has standing Real Estate/Loan and Investment Committees. The Board of Directors does not have a standing compensation committee.

         The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met one time in its capacity as the nominating committee during the year ended September 30, 2000.

Directors' Compensation

         All of the Directors of the Company currently serve on the Board of Directors of Neosho Savings. Directors of Neosho Savings currently receive a fee of $500 per month. No additional compensation is paid for service on the Board of Directors of the Company.

         Under Neosho Savings' Director Emeritus Plan, retired directors may be eligible to receive up to 100% of their monthly director's fees for a period of 60 months following their retirement. As a condition to payment, a Director Emeritus must be available to advise and consult with the management of Neosho Savings and refrain from business activities that are competitive or contrary to the interests of Neosho Savings. Directors serving at the effective date of the plan will vest in their retirement benefit at the rate of 20% per year with full vesting after five years of service. New directors will be 50% vested after five years of service, 75% vested after ten years of service and 100% vested after 15 years of service. In the event of a change in control (as defined in the plan) of the Company or Neosho Savings, each Director will be entitled to receive a cash payment equal to five years of the monthly director's fees paid at that time and each Director Emeritus will be entitled to receive a cash payment equal to the sum of the monthly payments remaining to be paid to such person under the Director Emeritus Plan. In the event of the death or disability of a Director, the Director or his surviving spouse will receive an amount equal to 100% of the monthly director's fees for a period of 60 months.

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                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for Mr. Butler. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the year ended September 30, 2000.

                                                                                         Long-Term
                                                                                        Compensation
                                                                                  ------------------------
                                                   Annual Compensation                     Awards
                                        ---------------------------------------   ------------------------
                                                                      Other       Restricted   Securities
                                                                     Annual         Stock      Underlying    All Other
      Name and Principal         Fiscal                           Compensation      Awards       Options    Compensation
          Positions               Year     Salary($)   Bonus($)      ($) (1)         ($)           (#)          ($)
------------------------------   ------   -----------  ---------  -------------   ----------   -----------  ------------
C.R. Butler...................    2000      $80,300     $5,000       $6,000           --            --        $10,680(2)
   President and Chief Executive  1999       77,500      6,000        6,000           --            --         11,568
   Officer                        1998       74,040      5,250        6,000           --            --         16,171

----------------
(1) Consists of directors fees. Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.

(2) Consists of employer contributions to 401(k) plan of $2,478 and ESOP contribution of $8,202.

Option Value at Fiscal Year End

         The following table provides information regarding unexercised stock options for Mr. Butler as of September 30, 2000. Mr. Butler did not exercise any stock options during the year ended September 30, 2000.

                                 Number of Securities
                                Underlying Unexercised            Value of Unexercised
                                   Options at Fiscal            In-the-Money Options at
           Name                      Year-End (#)               Fiscal Year-End ($) (1)
--------------------------   -----------------------------    ----------------------------
                             Exercisable    Unexercisable     Exercisable   Unexercisable
                             ------------   --------------    -----------   --------------
C.R. Butler...............     15,360           3,840             $0             $0

------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreement

         The Company and Neosho Savings have entered into a three-year employment agreement with Mr. Butler. Under the employment agreement, the current salary level for Mr. Butler is $81,900, which amount is paid by Neosho Savings and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the employment agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Company and Neosho Savings for just cause at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company or Neosho Savings. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Butler is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control.

         The severance payments will equal 2.99 times Mr. Butler's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within ten business days following the termination of employment.
Section 280G of the Internal Revenue Code states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such payments in excess of their base compensation, and the Company would not be entitled to deduct such amount.

         The agreement restricts Mr. Butler's right to compete against the Company and Neosho Savings for a period of one year from the date of termination of the agreement if Mr. Butler voluntarily terminates his employment, except in the event of a change in control.

Salary Continuation Agreement

         Neosho Savings has also entered into a salary continuation agreement with Mr. Butler to provide him with additional compensation at retirement or to a designated beneficiary in the event of his death while employed by Neosho Savings. The agreement provides for the payment to Mr. Butler of $25,000 per year for a period of ten or more years (based on the payout of the accumulated cash value of a life insurance policy purchased in connection with Neosho Savings' obligation to Mr. Butler) following his retirement at or after age 62 or to his beneficiary in the event of his death while still employed by Neosho Savings. Benefits under the agreement are reduced proportionately in the event of Mr. Butler's early retirement at or after age 55. The agreement constitutes an unfunded and unsecured obligation of Neosho Savings.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

         The Audit/Budget Committee of the Board of Directors is responsible for providing independent, objective oversight of Neosho Savings' independent auditors, accounting functions and internal controls. The Audit/Budget Committee is comprised of three directors, all of whom are independent under the National Association of Securities Dealers' listing standards. The Audit/Budget Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit/Budget Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit/Budget Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit/Budget Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit/Budget Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit/Budget Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                  Ralph J. Haas
                                 Jon C. Genisio
                                  John D. Mills

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in NS&L Bancorp common stock during the fiscal year ended September 30, 2000.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Neosho Savings is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

         The Board of Directors has appointed Kirkpatrick, Phillips & Miller, CPAs, P.C. to be its auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Kirkpatrick, Phillips & Miller is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of NS&L Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been mailed to persons who were stockholders of record as of the close of business on December 1, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.

The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-KSB for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders of record as of the close of business on December 1, 2000 upon written request to Corporate Secretary, NS&L Bancorp, Inc., Neosho, Missouri.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 17, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Bylaws may be obtained from the Company.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Dorothy A. LaDue

                                            Dorothy A. LaDue
                                            Secretary



Neosho, Missouri
December 15, 2000

                         -----------------------------

                               NS&L BANCORP, INC.

                         -----------------------------

                            CHARTER - AUDIT COMMITTEE

                                Mission Statement

         The committee's role is to assist the board of directors in overseeing all material aspects of NS&L Bancorp, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external auditors, counsel, and other committee advisors.

                                  Organization

         Committee Composition. The committee shall consist of at least two board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

         Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

         External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

     o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, and the external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, and the review of the independence of its accountants.

     o    The  committee,  through  the  committee  chairperson,   shall  report
          periodically, as deemed necessary, but at least semi-annually, to the full board.

     o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the External Audit

     o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the committee and reported to the full board well in advance of the public release of the annual financial statements.

     o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     o The committee shall review any important recommendations on financial reporting, controls, and other matters, and management's response.

     o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee, and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgement of the external auditors.

Reporting to Stockholders

     o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements shall be discussed by the committee well in advance of the public release of the interim financial statements.

     o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     o The committee shall annually provide a written summary report of the scope of its activities. This may be identical to the report that shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1;
          (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

     o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

     o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditor or to assure compliance with laws and regulations.

                               NS&L BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 17, 2000

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the C.R. Butler and Jeff Haas, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of NS&L Bancorp, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 17, 2001, at 3:00 p.m., local time, at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

     1. The election as directors of all nominees listed (except as marked to the contrary below).

                  Robert J. Johnson                  George A. Henry


                                                              FOR ALL
                  FOR             VOTE WITHHELD               EXCEPT
                  ---             -------------               ------

                  |_|                 |_|                      |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


     2. The ratification of the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2001.

                  FOR                AGAINST                 ABSTAIN
                  ---                -------                 -------
                  |_|                  |_|                     |_|



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 15, 2000 and the Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                          Dated:___________________________


                                          --------------------------------
                                          STOCKHOLDER SIGN ABOVE


                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE


                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.